Exhibit 10.2

CONFORMED COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 30, 2005 (this “First Amendment”), to the Credit Agreement, dated as of April 8, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) among PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), CITIGROUP GLOBAL MARKETS, INC. and J.P. MORGAN SECURITIES INC., as joint lead arrangers and joint bookrunners (together and in such capacities, the “Arrangers”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as syndication agent (in such capacity, the “Syndication Agent”), BARCLAYS BANK PLC, BNP PARIBAS and DEUTSCHE BANK SECURITIES INC., as documentation agents (together and in such capacities, the “Documentation Agents”), and CITICORP NORTH AMERICA, INC. (“Citicorp”), as administrative agent (in such capacity, together with any successors thereto, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested, and, upon this First Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms.   Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.    Amendments to Section 1.1 (Defined Terms).

(a)    The definition of “Applicable Margin” that appears in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the grid that appears therein to read as follows:

Level	Rating S&P/Moody’s	Applicable Margin for ABR Loans	Applicable Margin for Eurodollar Loans
1	A/A2 or higher	0%	0.180%
2	A-/A3	0%	0.220%
3	BBB+/Baa1	0%	0.310%
4	BBB/Baa2	0%	0.390%
5	BBB-/Baa3	0%	0.450%
6	BB+/Ba1 or lower	0%	0.675%

Pacific Gas and Electric Company - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

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(b)    The definition of “Facility Fee Rate” that appears in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the grid that appears therein to read as follows:

Level	Rating S&P/Moody’s	Facility Fee Rate
1	A/A2 or higher	0.070%
2	A-/A3	0.080%
3	BBB+/Baa1	0.090%
4	BBB/Baa2	0.110%
5	BBB-/Baa3	0.150%
6	BB+/Ba1 or lower	0.200%

(c)    The definition of “Utilization Fee Rate” that appears in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the grid that appears therein to read as follows:

Level	Rating S&P/Moody’s	Utilization Fee Rate
1	A/A2 or higher	0.050%
2	A-/A3	0.050%
3	BBB+/Baa1	0.100%
4	BBB/Baa2	0.100%
5	BBB-/Baa3	0.100%
6	BB+/Ba1 or lower	0.125%

(d)    The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

“L/C Commitment”: $950,000,000.

“Non-Procurement Facility Limit”: $400,000,000.

“Procurement L/C Facility Limit”: $950,000,000.

SECTION 3.    Amendment to Section 2.3(e) (Commitment Increase). Section 2.3(e) of the Credit Agreement is hereby amended by inserting the word “calendar” immediately before the word “year” in clause (i) thereof.

SECTION 4.    Amendment to Section 3.1 (L/C Commitment). Section 3.1 of the Credit Agreement is hereby amended by deleting the phrase “or the Other L/C Facility Limit” from the third sentence of the first paragraph thereof.

SECTION 5.    Amendment to Section 5.2(b) (Conditions to Each Credit Event). Section 5.2(b) of the Credit Agreement is hereby amended by replacing each reference to the phrase “Sections 4.2 and 4.6(b)” therein with the phrase “Sections 4.2, 4.6(b) and 4.13”.

Pacific Gas and Electric Company - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

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SECTION 6.    Amendment to Section 10.1 (Amendments and Waivers). Section 10.1 of the Credit Agreement is hereby amended by replacing the phrase “Procurement Facility Limit” in the last paragraph therein to “Procurement L/C Facility Limit”.

SECTION 7.    Conditions to Effectiveness. This First Amendment shall become effective as of the date first set forth above (such date, the “First Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by the Borrower and each of the Lenders; and

(b)    the Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the First Amendment Effective Date.

SECTION 8.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement, as amended by this First Amendment, that does not contain a materiality qualification is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, and each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement, as amended by this First Amendment, that contains a materiality qualification is true and correct on and as of such date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date).

SECTION 9.    Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. From and after the First Amendment Effective Date, this First Amendment shall be binding upon each of the parties hereto and each of their respective successors and assigns (including transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

SECTION 10.    Continuing Effect; No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain unchanged and in full force and effect. Any references in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Credit Agreement to “the Agreement”, “the Credit Agreement”, “thereunder”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

Pacific Gas and Electric Company - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

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SECTION 11.    GOVERNING LAW.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Pacific Gas and Electric Company - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY

By:   /s/ Nicholas Bijur
Name:    Nicholas Bijur
Title:     Assistant Treasurer

CITICORP NORTH AMERICA, INC., as
Administrative Agent and as a Lender

By:   /s/ Nietzsche Rodricks
Name: Nietzsche Rodricks
        Title: Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

The Bank of New York

By:   /s/ John V. Yancey, Jr.
Name: John V. Yancey, Jr.
Title:  Managing Director

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Mellon Bank, N.A.

By:   /s/ Mark W. Rogers
Name: Mark W. Rogers
Title:  Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Lehman Brothers Bank, FSB

By:   /s/ Janine M. Shugan
Name: Janine M. Shugan
Title:  Authorized Signatory

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

JP Morgan Chase Bank, N.A.

By:   /s/ Thomas Casey
Name: Thomas Casey
Title:  Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

William Street Commitment Corporation (Recourse only to assets of William Street Commitment Corporation)

By:   /s/ Mark Walton
Name: Mark Walton
Title:  Assistant Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Royal Bank of Canada

By:   /s/ David A. McCLuskey
Name: David A. McCLuskey
Title:  Authorized Signatory

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Union Bank of California, N.A.

By:   /s/ Alex Wernberg
Name: Alex Wernberg
Title:  Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

UBS Loan Finance LLC

By:   /s/ Marie A. Haddad
Name: Marie A. Haddad
Title:  Associate Director Banking Products Services, US

By:   /s/ Barbara Ezell-McMichael
Name: Barbara Ezell-McMichael
Title:  Associate Director Banking Products Services, US

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Morgan Stanley Bank

By:   /s/ Daniel Twenge
Name: Daniel Twenge
Title:  Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

BNP Paribas

By:   /s/ Mark A. Renaud
Name: Mark A. Renaud
Title:  Managing Director

By:   /s/ Francis J. De Laney
Name: Francis J. De Laney
Title:  Managing Director

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Deutsche Bank AG New York Branch

By:   /s/ Marcus Tarkington
Name: Marcus Tarkington
Title:  Director

By:   /s/ Rainer Meier
Name: Rainer Meier
Title:  Assistant Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

KBC Bank N. V.

By:   /s/ Jean-Pierre Diels
Name: Jean-Pierre Diels
Title:  First Vice President

By:   /s/ Eric Raskin
Name: Eric Raskin
Title: Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

Barclays Bank PLC

By:   /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title:  Director

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8

ABN Amro Bank N. V.

By:   /s/ John D. Reed
Name: John D. Reed
Title:  Director

By:   s/ Todd D. Vaubel
Name: Todd D. Vaubel
Title:  Assistant Vice President

Signature Page - PG&E Corporation - First Amendment to Credit Agreement
053114-1037-08892-NY01.2522936.8